UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2009

INDEPENDENT FILM DEVELOPMENT CORPORATION
(Name of small business issuer specified in its charter)

Nevada	000-53103	56-2676759
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

190 N Canon Drive Suite 420
           Beverly Hills, CA  90210
(Address of principal executive offices)

              (310) 275-008
(Registrant’s telephone number)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers;Election of Directors

                 Appointment of Principal Officers.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 2, 2009, Earl Williams resigned as Chief Financial Officer and was replaced by Kenneth Eade.  On February 27, 2009, George Ivakhnik was discharged as Vice President and was replaced by Egan Park.

Egan Park.  Egan Park served in 2003 as an intern for Sony Pictures Entertainment.  From October 2003 through December 2003 he worked for IBM as an intern, designing projects relating to website and graphic design.  From August 2004 April 2008 Mr. Park served as a Financial Collateral Analyst and Structure for fixed income investment banking for Countrywide Securities Corporation.  He holds a Bachelor of Arts in Economics from the University of Michigan, 1999, and a Master of Science in Management Information Systems from the Eller Graduate School of Management, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2009	INDEPENDENT FILM DEVELOPMENT CORPORATION /s/ Jeff Ritchie Jeff Ritchie Chief Executive Officer, Chairman, Director

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